Document and Entity Information	9 Months Ended
Sep. 30, 2011
Document Information [Line Items]
Document Type	Other
Amendment Flag	false
Document Period End Date	Sep 30, 2011
Trading Symbol	APTS
Entity Registrant Name	PREFERRED APARTMENT COMMUNITIES INC
Entity Central Index Key	0001481832
Entity Filer Category	Non-accelerated Filer

Consolidated Balance Sheets (USD $)	Sep. 30, 2011	Dec. 31, 2010
Real estate
Land	$ 13,052,000
Building and improvements	60,243,867
Furniture, fixtures, and equipment	8,351,395
Gross real estate	81,647,262
Less: accumulated depreciation	(1,725,746)
Net real estate	79,921,516
Real estate loan	6,000,000
Total real estate and real estate loan, net	85,921,516
Cash and cash equivalents	5,046,153	22,275
Restricted cash	609,488
Tenant receivables	35,680
Acquired intangible assets, net of amortization of $4,698,174	838,893
Deferred loan costs, net of amortization of $42,986	573,153
Deferred offering costs	682,668	620,237
Other assets	463,998	187,300
Total assets	94,171,549	829,812
Liabilities
Mortgage notes payable	55,637,000
Accounts payable and accrued expenses	1,106,299
Note payable, related party		465,050
Accrued interest payable	168,956	15,064
Dividends payable	646,675
Security deposits and prepaid rents	156,960
Deferred real estate loan income	69,844
Total liabilities	57,785,734	1,486,012
Commitments and contingencies (Note 12)
Stockholder's equity (deficit)
Common Stock, $0.01 par value per share; 400,066,666 shares authorized; 5,147,399 shares issued and outstanding at September 30, 2011; 36,666 shares issued and outstanding at December 31, 2010	51,474	366
Additional paid in capital	50,458,803	109,632
Syndication and offering costs	(6,043,712)
Accumulated deficit	(8,080,751)	(766,199)
Total stockholders' equity (deficit)	36,385,814	(656,201)
Non-controlling interest	1	1
Total equity (deficit)	36,385,815	(656,200)
Total liabilities and equity	94,171,549	829,812
Revolving line of credit
Liabilities
Line of credit, to related party		200,000
Non-revolving line of credit
Liabilities
Line of credit, to related party		$ 805,898

Consolidated Balance Sheets (Parenthetical) (USD $)	Sep. 30, 2011	Dec. 31, 2010
Acquired intangible assets, amortization	$ 4,698,174
Deferred loan costs, amortization	$ 42,986
Common Stock, par value	$ 0.01	$ 0.01
Common Stock, shares authorized	400,066,666	400,066,666
Common Stock, shares issued	5,147,399	36,666
Common Stock, shares outstanding	5,147,399	36,666

Consolidated Statements of Operations (USD $)	3 Months Ended		9 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010
Revenues:
Rental revenues	$ 2,250,514		$ 3,942,177
Other property revenues	258,619		443,894
Interest income on real estate loan	124,495		125,828
Total revenues	2,633,628		4,511,899
Operating expenses:
Property operating and maintenance	579,992		1,016,793
Property management fees	100,519		175,572
Real estate taxes	181,484		324,630
General and administrative	51,436		86,821
Depreciation and amortization	3,623,732		6,425,841
Acquisition costs	18,272	179,233	1,680,432	179,233
Organizational costs		150,804	94,372	150,804
Property insurance	37,748		66,426
Professional fees	72,952		304,702
Other	36,544	948	70,402	948
Total operating expenses	4,702,679	330,985	10,245,991	330,985
Operating loss	(2,069,051)	(330,985)	(5,734,092)	(330,985)
Management fees	177,475		322,741
Corporate insurance	39,069		128,247
Interest expense	537,591	1,570	972,233	1,570
Other expense	77,518		157,239
Net loss	(2,900,704)	(332,555)	(7,314,552)	(332,555)
Less consolidated net loss attributable to non-controlling interests
Net loss attributable to the Company	$ (2,900,704)	$ (332,555)	$ (7,314,552)	$ (332,555)
Net loss per share of Common Stock, basic and diluted	$ (0.56)	$ (9.07)	$ (2.17)	$ (9.98)
Weighted average number of shares of Common Stock outstanding, basic and diluted	5,146,845	36,666	3,375,384	33,308

Consolidated Statement of Equity and Accumulated Deficit (USD $)	Total	Common Stock	Additional Paid in Capital	Offering and Syndication Costs	Accumulated Deficit	Total Stockholders' Equity	Non Controlling Interest
Beginning balance at Dec. 31, 2010	$ (656,200)	$ 366	$ 109,632		$ (766,199)	$ (656,201)	$ 1
Issuance of warrant to purchase Common Stock	462,330		462,330			462,330
Proceeds from sale of Common Stock	51,073,610	51,074	51,022,536			51,073,610
Issuance of stock compensation	157,501	34	157,467			157,501
Syndication and offering costs	(6,043,712)			(6,043,712)		(6,043,712)
Net loss	(7,314,552)				(7,314,552)	(7,314,552)
Dividends to common stockholders	(1,293,162)		(1,293,162)			(1,293,162)
Ending balance at Sep. 30, 2011	$ 36,385,815	$ 51,474	$ 50,458,803	$ (6,043,712)	$ (8,080,751)	$ 36,385,814	$ 1

Consolidated Statement of Cash Flows (USD $)	9 Months Ended
	Sep. 30, 2011	Sep. 30, 2010
Operating activities:
Net loss	$ (7,314,552)	$ (332,555)
Reconciliation of net loss to net cash used in operating activities:
Depreciation expense	1,725,746
Amortization expense	4,700,095
Deferred fee income amortization	(4,489)
Deferred loan cost amortization	42,986
Non-cash stock compensation	157,501
Changes in operating assets and liabilities:
Increase in tenant accounts receivable	(35,680)
Increase in other assets	(175,621)
Increase in accounts payable and accrued expenses	483,797
Increase in accrued interest	153,892	1,570
Increase in security deposit liability	8,168
Decrease in prepaid rents	(8,055)
Net cash used in operating activities	(266,212)	(330,985)
Investing activities:
Investment in real estate loan	(6,000,000)
Deferred real estate loan fees	(60,000)
Deferred real estate loan income	134,333
Acquisition of properties, net of cash acquired	(87,449,341)
Deposit refund received	150,000
Additions to real estate assets - improvements	(328,848)
Increase in escrowed and restricted cash	(43,773)
Net cash used in investing activities	(93,597,629)
Financing activities:
Proceeds from mortgage notes payable	55,637,000
Payments for mortgage loan costs	(616,139)
Proceeds from non-revolving lines of credit	434,102
Proceeds from note payable to related parties		465,050
Payments on note payable to related parties	(465,050)
Proceeds from sales of common stock, net of offering costs	46,117,662	109,998
Dividends paid	(646,487)
Increase in deferred offering costs, net of non cash items	(133,369)	(148,360)
Proceeds from noncontrolling interest		1
Net cash provided by financing activities	98,887,719	426,689
Net increase in cash and cash equivalents	5,023,878	95,704
Cash beginning of period	22,275
Cash end of period	5,046,153	95,704
Supplemental cash flow information:
Cash paid for interest	775,093
Supplemental disclosure of non-cash activities:
Accrued capital expenditures	27,982
Dividends payable	646,675
Accrued and payable deferred offering costs	554,496
Revolving line of credit
Financing activities:
Payments on lines of credit	(200,000)
Non-revolving line of credit
Financing activities:
Payments on lines of credit	$ (1,240,000)

Organization	9 Months Ended
Sep. 30, 2011
Organization

1. Organization

Preferred Apartment Communities, Inc., or the Company, was formed as a Maryland corporation on September 18, 2009, and intends to elect to be taxed as a real estate investment trust (“REIT”) effective as of January 1, 2011 for U.S. federal income tax purposes. The Company was formed primarily to acquire and operate multifamily properties in select targeted markets throughout the United States. As part of its property acquisition strategy, the Company may enter into forward purchase contracts or purchase options for to-be-built multifamily communities and it may make mezzanine loans, provide deposit arrangements, or provide performance assurances, as may be necessary or appropriate, in connection with the construction of these properties. As a secondary strategy, the Company may acquire senior mortgage loans, subordinated loans or mezzanine debt secured by interests in multifamily properties, membership or partnership interests in multifamily properties and other multifamily related assets as determined by our manager. The Company is externally managed and advised by Preferred Apartment Advisors, LLC (“PAA”), a Delaware limited liability company and related party (see Note 6).

The Company concluded on January 26, 2010 a private placement of 33,333 shares of Class B Common Stock to NELL Partners, Inc., a Georgia corporation, and a related party, at a price of $3.00 per share of Class B Common Stock. In addition, on that same day the Company conducted a private placement of 3,333 shares of Class A Common Stock to NELL Partners, Inc. at a price of $3.00 per share of Class A Common Stock.

On February 22, 2011, the Company effected a change in the designation of its issued and outstanding and authorized but unissued shares of Class A Common Stock, $0.01 par value per share, to shares of common stock, par value $0.01 per share, or Common Stock, and effected a change of each of its issued and outstanding shares of Class B Common Stock, $0.01 par value per share, into one issued and outstanding share of Common Stock, $0.01 par value per share, all pursuant to an amendment to the Company’s charter. As a result of these actions, NELL Partners, Inc. held 36,666 shares of the Company’s Common Stock as of February 22, 2011. The consolidated balance sheets and consolidated statement of equity and accumulated deficit at December 31, 2010 have been retroactively restated to reflect this change.

The Company completed its initial public offering (the “IPO”) on April 5, 2011. The IPO resulted in the sale of 4,500,000 shares of Common Stock at a price per share of $10.00, generating gross proceeds of $45.0 million. The aggregate proceeds to the Company, net of underwriters’ discounts and commissions and other offering costs, were approximately $39.8 million. Concurrently with the closing of the IPO, in a separate private placement pursuant to Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), the Company sold 500,000 shares of its Common Stock to the Williams Opportunity Fund, LLC, or WOF, at the public offering price of $10.00 per share, for gross proceeds to the Company of $5 million. Aggregated estimated offering expenses in connection with the private placement were approximately $297,700. WOF is an affiliate of the Company and PAA.

On May 4, 2011, in conjunction with the IPO, the Company issued and sold 107,361 shares of Common Stock at $10.00 per share pursuant to the underwriters’ exercise of their over-allotment option, for gross proceeds of approximately $1.1 million. After deducting underwriters’ commissions and offering expenses, net proceeds to the Company from the over-allotment option were approximately $1.0 million.

The consolidated financial statements include the accounts of the Company and Preferred Apartment Communities Operating Partnership, L.P., or the Operating Partnership. The Company controls through its sole general partner interest the Operating Partnership and plans to conduct substantially all of its business through the Operating Partnership.

Summary of Significant Accounting Policies	9 Months Ended
Sep. 30, 2011
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Basis of Presentation

The unaudited consolidated financial statements include all of the accounts of the Company and the Operating Partnership as of September 30, 2011, presented in accordance with accounting principles generally accepted in the United States of America, or GAAP. All significant intercompany transactions have been eliminated in consolidation. Certain adjustments have been made consisting of normal recurring accruals, which in the opinion of management, are necessary for a fair presentation of the Company’s financial condition and results of operations. The year-end consolidated balance sheet data was derived from audited financial statements, but does not include all disclosures required by GAAP.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Acquisitions and Impairments of Real Estate Assets

The Company generally records its initial investments in income-producing real estate at fair value at the acquisition date, in accordance with ASC 805-10, Business Combinations. Acquisition costs, which include fees and expenses for due diligence, legal, environmental and consulting services, generally will be expensed as incurred.

The aggregate purchase price of acquired properties is apportioned to the tangible and identifiable intangible assets and liabilities acquired at their estimated fair values. The value of acquired land, buildings and improvements is estimated by formal appraisals, observed comparable sales transactions, and information gathered during pre-acquisition due diligence activities and the valuation approach considers the value of the property as if it were vacant. The values of furniture, fixtures, and equipment are estimated by calculating their replacement cost and reducing that value by factors based upon estimates of their remaining useful lives.

Intangible assets include the values of in-place leases and customer relationships. In-place lease values are estimated by calculating the estimated time to fill a hypothetically empty apartment complex to its stabilization level (estimated to be 92% occupancy) based on historical observed move-in rates for each property. Carrying costs during these hypothetical expected lease-up periods are estimated, considering current market conditions and include real estate taxes, insurance and other operating expenses and estimates of lost rentals at market rates. The intangible assets are calculated by estimating the net cash flows of the in-place leases to be realized, as compared to the net cash flows that would have occurred had the property been vacant at the time of acquisition and subject to lease-up. The acquired in-place lease values are amortized to operating expense over the average remaining non-cancelable term of the respective in-place leases. The above-market or below-market lease values are recorded as a reduction or increase, respectively, to rental income over the remaining average non-cancelable term of the respective leases. The values of customer relationships are estimated by calculating the product of the avoided hypothetical lost revenue and the average renewal probability and are likewise amortized to operating expense over the average remaining non-cancelable term of the respective in-place leases. Acquired intangible assets generally have no residual value.

The Company evaluates its tangible and identifiable intangible real estate assets for impairment annually or when events such as declines in a property’s operating performance, deteriorating market conditions, or environmental or legal concerns bring recoverability of the carrying value of one or more assets into question. The total undiscounted cash flows of the asset, including proceeds from disposition, are compared to the net book value of the asset. If this test indicates that impairment exists, an impairment loss is recorded in earnings equal to the shortage of the book value versus the discounted net cash flows of the asset.

Loans Held for Investment

The Company records its investments in real estate loans at cost with assessments made for impairment in the event recoverability of the principal amount becomes doubtful. If, upon testing for impairment, the fair value result is lower than the carrying amount of the loan, a valuation allowance is recorded to lower the carrying amount to fair value, with a loss recorded in earnings. Recoveries of valuation allowances are only recognized in the event of maturity or a sale or disposition in an amount above carrying value.

Cash and Cash Equivalents and Restricted Cash

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. Restricted cash includes cash restricted by state law or contractual requirement and, as of September 30, 2011, relates primarily to tax and insurance escrows and resident security deposits.

Fair Value Measurements

Certain assets and liabilities are required to be carried at fair value, or if they are deemed impaired, to be adjusted to reflect this condition. The Company follows the guidance provided by ASC 820, Fair Value Measurements and Disclosures, in accounting and reporting for real estate assets where appropriate, as well as debt instruments both held for investment and as liabilities. The standard requires disclosure of fair values calculated under each level of inputs within the following hierarchy:

•	Level 1 — Quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly.
•	Level 3 — Unobservable inputs for the asset or liability.

Deferred Loan Costs

Deferred loan costs are amortized using the straight-line method, which approximates the effective interest method, over the terms of the related indebtedness.

Deferred Offering Costs

Deferred offering costs represent offering costs incurred by the Company related to, but prior to the effective date of pending equity offerings. Following the issuance, these offering costs are reclassified to the stockholders’ equity section of the consolidated balance sheet as a reduction of proceeds raised.

Non-controlling Interest

Non-controlling interest represents the equity interest of the Operating Partnership that is not owned by the Company. Non-controlling interest is adjusted for contributions, distributions and earnings (loss) attributable to the non-controlling interest in the consolidated entity in accordance with the Agreement of Limited Partnership of the Operating Partnership, as amended.

Revenue Recognition

Rental revenue is recognized when earned from residents, which is over the terms of rental agreements, typically of 13 months’ duration. Differences from the straight-line method, which recognize the effect of any up-front concessions and other adjustments ratably over the lease term, have not been material.

Interest income on the real estate loan is recognized on an accrual basis over the life of the loan using the effective interest method. Direct loan origination fees and origination or acquisition costs are amortized over the life of the loan as an adjustment to interest income. The accrual of interest is stopped when there is concern as to the ultimate collection of principal or interest of the loan, which is generally a delinquency of 30 days in required payments of interest or principal. Any payments received on such non-accrual loans are recorded as interest income when the payments are received. Real estate loan investments are reclassified as accrual-basis once interest and principal payments become current.

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with guidance provided by ASC 505, Equity-Based Payments to Non-Employees and ASC 718, Stock Compensation. We calculate the fair value of equity compensation instruments at the date of grant based upon estimates of their expected term, the expected volatility of and dividend yield on our Common Stock over this expected term period and the market risk-free rate of return. We will also estimate forfeitures of these instruments and accrue the compensation expense, net of estimated forfeitures, over the vesting period(s). We record the fair value of restricted stock awards based upon the closing stock price on the trading day immediately preceding the date of grant.

Acquisition Costs

The Company expenses property acquisition costs as incurred, which include costs such as due diligence, legal, environmental and consulting.

Capitalization and Depreciation

The Company capitalizes replacements of furniture, fixtures and equipment which exceed $500, as well as carpet, appliances, air conditioning units, certain common area items, and other assets. Significant repair and renovation costs that improve the usefulness or extend the useful life of the properties are also capitalized. These assets are then depreciated on a straight-line basis over their estimated useful lives, as follows:

• Buildings	40 years
• Furniture, fixtures & equipment	5 – 10 years
• Improvements to buildings and land	5 – 10 years
• Acquired customer intangibles	average remaining lease term

Operating expenses related to unit turnover costs, such as carpet cleaning, mini-blind replacements, and minor repairs are expensed as incurred.

Income Taxes

The Company intends to elect to be taxed as a REIT effective as of January 1, 2011. To qualify as a REIT, the Company must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of the Company’s annual REIT taxable income to its stockholders (which is computed without regard to the dividends paid deduction or net capital gain which does not necessarily equal net income as calculated in accordance with GAAP). As a REIT, the Company generally will not be subject to federal income tax to the extent it distributes qualifying dividends to its stockholders. If the Company fails to qualify as a REIT in any taxable year, it will be subject to federal income tax on its taxable income at regular corporate income tax rates and generally will not be permitted to qualify for treatment as a REIT for federal income tax purposes for the four taxable years following the year during which qualification is lost unless the Internal Revenue Service grants the Company relief under certain statutory provisions. Such an event could materially adversely affect the Company’s net income and net cash available for distribution to stockholders. The Company intends to operate in such a manner as to qualify for treatment as a REIT.

Since the Company intends for its REIT election to be effective as of January 1, 2011 (See Note 11), it expects to be subject to U.S. federal and state income taxes for the period prior to that date. The provision for income taxes is based on income before taxes reported for financial statement purposes after adjustment for transactions that do not have tax consequences. Deferred tax assets and liabilities are realized according to the estimated future tax consequences attributable to differences between the carrying value of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using the enacted tax rates as of the date of the balance sheet. The effect of a change in tax rates on deferred tax assets and liabilities is reflected in the period that includes the statutory enactment date. A deferred tax asset valuation allowance is recorded when it has been determined that it is more likely than not that deferred tax assets will not be realized. If a valuation allowance is needed, a subsequent change in circumstances in future periods that causes a change in judgment about the realization of the related deferred tax amount could result in the reversal of the deferred tax valuation allowance.

The Company recognizes a liability for uncertain tax positions. An uncertain tax position is defined as a position taken or expected to be taken in a tax return that is not based on clear and unambiguous tax law and which is reflected in measuring current or deferred income tax assets and liabilities for interim or annual periods. The Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company measures the tax benefits recognized based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution. The Company recognizes interest and penalties related to unrecognized tax benefits in its provision for income taxes.

Loss Per Share

Basic loss per share is computed by dividing net loss available to the Company by the weighted average number of shares of Common Stock outstanding for the period. Diluted loss per share is computed by dividing net loss available to the Company by the weighted average number of shares of Common Stock outstanding plus potentially dilutive securities such as share grants or warrants. No adjustment is made for potential Common Stock equivalents that are anti-dilutive during the period.

Recent Adoption of Accounting Pronouncements

In July 2010, the FASB issued ASU 2010-20, Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. This guidance requires enhanced disclosures of financing receivables, the associated credit risks, how they are analyzed, and changes and reasons for changes in the calculation of a firm’s credit loss allowances. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. Adoption had no effect on the Company’s financial position or results of operations.

In December 2010, the FASB issued ASU 2010-29, Business Combination (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations. This new guidance requires pro forma disclosure of revenue and earnings for the combined entity as though all business combinations that occurred during the period had occurred as of the beginning of the current annual reporting period. If comparative financial statements are presented, the pro forma revenue and earnings of the combined entity for the comparable prior reporting period should be reported as though the acquisition date for all business combinations that occurred during the current year had been as of the beginning of the comparable prior annual reporting period. This new guidance was effective for the first annual reporting period beginning after December 15, 2010. Adoption had no effect on the Company’s financial position or results of operations.

In April 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring. This new guidance sets forth specific criteria for a creditor to evaluate whether a debt modification constitutes a troubled debt restructuring. Specifically, the creditor must conclude (i) that a restructuring involves the granting of a concession and (ii) that the debtor is experiencing financial difficulties. The new guidance will be effective for annual and interim periods beginning on or after June 15, 2011. The Company does not expect its adoption of this guidance to have a material effect on its financial position or results of operations.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The substantive changes in this new guidance require the application of a premium or discount in valuing an instrument that is absent Level 1 inputs, when a market participant would apply such a factor in valuing an instrument. The guidance also enhances disclosure requirements: (i) for fair values of Level 3 assets, the valuation process used for those assets and the sensitivity of those calculations to changes in the amount of unobservable inputs; (ii) a reporting entity’s use of a nonfinancial asset in a way that differs from the asset’s highest and best use when that asset is measured at fair value in the statement of financial position; and (iii) the categorization by level within the fair value hierarchy of items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed. This guidance will be effective for interim and annual periods beginning after December 15, 2011. The Company does not expect its adoption of this guidance to have a material effect on its financial position or results of operations.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. This new guidance removes the option of presenting elements of other comprehensive income within the statements of changes to stockholders’ equity. Instead, the total of comprehensive income, the components of net income, and the components of other comprehensive income may be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This guidance will be effective for interim and annual periods beginning after December 15, 2011, with retrospective application required. The Company does not expect its adoption of this guidance to have a material effect on its financial position or results of operations.

In September 2011, the FASB issued ASU 2011-08, Intangibles — Goodwill and Other (Topic 350): Testing Goodwill for Impairment. This new standard provides the option to utilize a qualitative assessment of facts and circumstances to determine whether the carrying value of a reporting segment is more likely than not greater than its fair value, for purposes of proceeding with annual goodwill impairment testing. If this qualitative assessment indicates that the existence of an impairment condition is more likely than not, then the analysis proceeds according to existing guidance. If not, then no further action is necessary. This guidance will be effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company does not expect its adoption of this guidance to have a material effect on its financial position or results of operations.

Real Estate Assets	9 Months Ended
Sep. 30, 2011
Real Estate Assets

3. Real Estate Assets

On April 15, 2011, the Company acquired 100% of the membership interests in Stone Rise Apartments, LLC, a Delaware limited liability company (f/k/a Oxford Rise JV LLC), the fee-simple owner of a 216-unit multifamily community located in suburban Philadelphia, Pennsylvania, or Stone Rise, for a total purchase price of $30.15 million, exclusive of acquisition-related and financing-related transaction costs. The membership interests in Oxford Rise JV LLC were owned by WOF.

On April 21, 2011, the Company acquired 100% of the membership interests in PAC Summit Crossing, LLC, a Georgia limited liability company (f/k/a Oxford Summit Partners, LLC), the fee-simple owner of a 345-unit multifamily community located in suburban Atlanta, Georgia, or Summit Crossing, for a total purchase price of $33.2 million, exclusive of acquisition-related and financing-related transaction costs. Williams Realty Fund I, LLC, or WRF, owned a majority of the membership interests in PAC Summit Crossing, LLC.

On April 29, 2011, the Company, through its wholly owned subsidiary Trail Creek Apartments, LLC, acquired Oxford Trail, a 204-unit multifamily community located in Hampton, Virginia, or Trail Creek, for a total purchase price of $23.5 million, exclusive of acquisition-related and financing-related transaction costs. The Company purchased a fee-simple interest in the property from Oxford Trail JV LLC. WRF owned indirectly an approximately 10% membership interest in Oxford Trail JV LLC.

For the nine-month period ended September 30, 2011, revenues and expenses related to these three acquired properties are from the respective dates of acquisition.

The Company allocated the purchase prices of the three properties to the acquired assets and liabilities based upon their fair values, as follows:

	Trail Creek	Stone Rise	Summit Crossing	Total
Land	$2,652,000	$6,950,000	$3,450,000	$13,052,000
Buildings and improvements	17,257,845	18,637,356	24,112,767	60,007,968
Furniture, fixtures and equipment	1,841,990	2,819,094	3,591,881	8,252,965
Intangibles	1,748,165	1,743,550	2,045,352	5,537,067
Cash	9,301	16,101	486	25,888
Deposits	28,160	61,276	41,525	130,961
Prepaids and reserves	93,967	439,041	154,744	687,752
Accounts payable and accrued expenses	(48,374)	(81,677)	(89,321)	(219,372)
Net assets acquired	$23,583,054	$30,584,741	$33,307,434	$87,475,229
Net assets excluding cash	$23,573,753	$30,568,640	$33,306,948	$87,449,341

The Company recorded depreciation and amortization of tangible and identifiable intangible assets as follows:

	Three months ended	Nine months ended
	September 30, 2011
Depreciation:
Buildings and improvements	$406,754	$718,352
Furniture, fixtures, and equipment	559,474	1,007,394
	966,228	1,725,746
Amortization of acquired intangible assets	2,656,352	4,698,174
Website development costs	1,152	1,921
Total depreciation and amortization	$3,623,732	$6,425,841

Acquired intangible assets consist of the values of leases in place, customer relationships, and above-market or below-market leases, each of which are amortized over the non-cancelable remaining average lease terms. At September 30, 2011, the weighted-average remaining lease term related to these intangible assets was 1.9 months.

Real Estate Loan	9 Months Ended
Sep. 30, 2011
Real Estate Loan

4. Real Estate Loan

On June 30, 2011, the Company made a mezzanine loan investment of $6.0 million to Oxford Hampton Partners LLC (“Hampton Partners”), a Georgia limited liability company and a related party, to partially finance the construction of a 96-unit multifamily community located adjacent to the Company’s existing Trail Creek multifamily community in Hampton, Virginia. Hampton Partners was required to fully draw down the mezzanine loan on the closing date. Approximately 100% of the membership interest in Hampton Partners is owned by WRF.

The mezzanine loan matures on June 29, 2016, with no option to extend and pays interest at a fixed rate of 8.0% per annum. Interest will be paid monthly with principal and any accrued but unpaid interest due at maturity. Under the terms of a purchase option agreement entered into in connection with the closing of the mezzanine loan, the Company has an option (but not an obligation) to purchase the property between and including April 1, 2014 and June 30, 2014 for $17,825,600, which is the amount of the aggregate project costs as set forth in the approved construction budget on the closing date. If the property is sold to, or refinanced by, a third party before July 1, 2014, the Company will be entitled to receive an exit fee equal to the amount required to provide it with a 14% cumulative internal rate of return on the loan. If the property is sold to, or refinanced by, a third party on or after July 1, 2014, then the Company will be entitled to receive an exit fee equal to the amount required to provide it with a 12% cumulative internal rate of return on the loan. The calculation of the cumulative internal rate of return will include the loan’s fees received at closing. Since the minimum exit fee, assuming the purchase option is not exercised, is the amount needed to provide a 12% cumulative internal rate of return, the Company will accrue each period the additional exit fee earned based on the 12% rate assuming the loan was paid off at period end as the borrower cannot control whether the option is exercised. The accrued exit fee will be recorded as interest income in the consolidated statements of operations. As of September 30, 2011, no additional exit fee was earned by the Company.

If the Company exercises the purchase option and acquires the property, any accrued and unpaid exit fee will be treated as additional basis in the acquired project.

The mezzanine loan is secured by a pledge of 100% of the membership interests of Hampton Partners. Partial prepayment of the mezzanine loan is not permitted without the Company’s consent. The mezzanine loan is subordinate to a senior loan of up to an aggregate amount of $10 million that is held by an unrelated third party. W. Daniel Faulk, Jr. and Richard A. Denny, both unaffiliated third parties, have guaranteed the completion of the project in accordance with the plans and specifications. This guaranty is subject to the rights held by the senior lender pursuant to a standard intercreditor agreement with the senior lender.

In connection with the closing of the mezzanine loan, the Company received a loan fee of 2% of the loan amount, or $120,000, and a loan commitment fee of $14,333. The Company paid an acquisition fee of $60,000 to PAA out of these funds. The net fees received by the Company will be recognized as an adjustment of yield over the term of the loan using the effective interest method.

Stockholders' Equity (Deficit)	9 Months Ended
Sep. 30, 2011
Stockholders' Equity (Deficit)

5. Stockholders’ Equity (Deficit)

On January 26, 2010, the Company issued to NELL Partners, Inc. 3,333 shares of Class A Common Stock at $3.00 per share and 33,333 shares of Class B Common Stock at $3.00 per share in a private placement.

On February 22, 2011, the Company effected a change in the designation of its shares of Class A Common Stock, $0.01 par value per share, to shares of Common Stock, par value $0.01 per share, and effected a change of each of its issued and outstanding shares of Class B Common Stock, $0.01 par value per share, into one issued and outstanding share of Common Stock, $0.01 par value per share, all pursuant to an amendment to the Company’s charter. As a result of these actions, NELL Partners, Inc. held 36,666 shares of Common Stock as of February 22, 2011.

On July 29, 2010, the Board of Directors of the Company authorized the issuance and sale of up to $75.0 million in Class A Common Stock in an underwritten public offering. On February 25, 2011, the Company amended its prior authorization to issue up to $75.0 million in Class A Common Stock in accordance with the change in designation of all shares of Class A Common Stock to shares of Common Stock, as described above, and, as a result, the Board of Directors of the Company authorized the issuance and sale of up to $75.0 million in Common Stock in an initial public offering.

On July 29, 2010, WOF entered into a subscription agreement with the Company. Pursuant to this agreement, WOF subscribed for the purchase from the Company such number of shares of Class A Common Stock ($0.01 par value per share) of the Company having an aggregate value of $5.0 million. The price per share would equal the price per share of Class A Common Stock sold in the underwritten public offering. The subscription agreement between the Company and WOF was amended on February 28, 2011, to reflect the charter amendment changing all shares of Class A Common Stock to shares of Common Stock, as described above. Pursuant to this amendment, a subscription by WOF for such shares of Common Stock ($0.01 par value per share) of the Company having an aggregate value of $5.0 million replaced WOF’s original subscription for shares of Class A Common Stock. On April 5, 2011, WOF purchased 500,000 shares of the Company’s Common Stock pursuant to this subscription agreement.

Related Party Transactions	9 Months Ended
Sep. 30, 2011
Related Party Transactions

6. Related Party Transactions

John A. Williams, the Company’s Chief Executive Officer, President and Chairman of the Board and Leonard A. Silverstein, the Company’s Executive Vice President, General Counsel, Secretary and Vice Chairman of the Board, are also executive officers and directors of NELL Partners, Inc., which controls PAA, the Company’s external management company. Mr. Williams is the Chief Executive Officer and President and Mr. Silverstein is the Executive Vice President, General Counsel and Secretary of PAA.

Mr. Williams, Mr. Silverstein and Michael J. Cronin, the Company’s Chief Accounting Officer, are executive officers of Williams Realty Advisors, LLC, or WRA, which is the manager of the day-to-day operations of WOF. WRA is also the manager of the day-to-day operations of WRF.

The management agreement between the Company and PAA entitles PAA to receive compensation for various services it performs related to acquiring and managing properties on the Company’s behalf:

		Three months ended	Nine months ended
Type of Compensation	Basis of Compensation	September 30, 2011
Acquisition fees	1% of the gross purchase price of real estate assets acquired or loans advanced	$—	$928,500
Asset management fees	Monthly fee equal to one-twelfth of 0.50% of the total value of assets, as adjusted	127,292	235,019
Property management fees	Monthly fee equal to 4% of the monthly gross revenues of the properties managed	100,519	175,572
General and administrative expense fees	Monthly fee equal to 2% of the monthly gross revenues of the Company	50,183	87,722
		$277,994	$1,426,813

There were no fees paid or owed to PAA for the three-month or nine-month periods ended September 30, 2010. As of September 30, 2011, the Company owed PAA $67,722 in fees pursuant to the third amended and restated management agreement.

In addition to property management fees, the Company incurred reimbursable expenses at the properties of $255,847 and $435,902 during the three-month and nine-month periods ended September 30, 2011, respectively. These costs consisted of on-site personnel salary and related benefits.

In addition to the fees described above, the management agreement also entitles PAA to other potential fees, as follows:

•	Disposition fees — Based on the lesser of (A) one-half of the commission that would be reasonable and customary; and (B) 1% of the sale price of the asset
•	Construction, development, and landscaping fees — Customary and competitive market rates in light of the size, type and location of the asset
•	Special limited partnership interest — 15% of distributions from the sale of an asset and prior operations that are in excess of the capital contributed by the Company plus an amount equal to a 7% cumulative, non-compounded annual return to investors

The Company did not incur any of these other potential fees during the three-month or nine-month periods ended September 30, 2011.

Dividends	9 Months Ended
Sep. 30, 2011
Dividends

7. Dividends

On May 5, 2011, the Company declared its first quarterly dividend on its Common Stock of $0.125 per share for the second quarter of 2011. The dividend totaled $646,487 and was paid on July 15, 2011 to all holders of Common Stock of record as of June 30, 2011.

On August 4, 2011, the Company declared a quarterly dividend on its Common Stock of $0.125 per share. The dividend totaled $646,675 and was paid on October 17, 2011 to all holders of Common Stock of record as of September 30, 2011.

Lines of Credit	9 Months Ended
Sep. 30, 2011
Lines of Credit

8. Lines of Credit

On October 12, 2010, the Company entered into a $1.0 million unsecured non-revolving line of credit arrangement with WOF, which matured on March 31, 2011. On March 25, 2011, the line of credit was increased to $1.25 million and the maturity date was extended to April 30, 2011. The line was to be used to fund approved expenses incurred by the Company such as organization, offering and property acquisition expenses. The line had an interest rate of 4.25% per annum. For the three-month and nine-month periods ended September 30, 2011, the Company incurred interest on this line of credit of $0 and $10,758, respectively. On April 5, 2011, the Company paid off and terminated this line of credit in conjunction with the closing of the IPO and the private placement with WOF.

On October 12, 2010, the Company entered into a $1.0 million unsecured revolving line of credit arrangement with WOF, which matured on March 31, 2011. On March 25, 2011, the line of credit was reduced to $750,000 and the maturity date was extended to April 30, 2011. The line was only to be used to fund certain approved deposits and escrows related to the acquisition of real estate projects and related financings. The line had an interest rate of 4.25% per annum. For the three-month and nine-month periods ended September 30, 2011, the Company incurred interest on this note of $0 and $880, respectively. On April 5, 2011, the Company paid off and terminated this line of credit in conjunction with the closing of the IPO and the private placement with WOF.

Equity Compensation	9 Months Ended
Sep. 30, 2011
Equity Compensation

9. Equity Compensation

On February 25, 2011 the Company’s Board of Directors adopted, and the Company’s stockholders approved the Preferred Apartment Communities, Inc. 2011 Stock Incentive Plan (the “2011 Plan”), to incentivize, compensate and retain eligible employees, consultants, and non-employee directors. A maximum of 567,500 shares of Common Stock may be issued under the 2011 Plan. Awards may be made in the form of issuances of Common Stock, restricted stock, stock appreciation rights (“SARs”), performance shares, incentive stock options, non-qualified stock options, or other forms. Eligibility for receipt of, amounts, and all terms governing awards pursuant to the 2011 Plan, such as vesting periods and voting and dividend rights on unvested awards, are determined by the Compensation Committee of the Company’s Board of Directors.

Restricted Stock Grant

On April 5, 2011, the Company granted a total of 26,000 shares of restricted stock to its non-employee board members, in payment of their annual retainer fees. The Company generally recognizes the fair value per share for restricted stock grants as the closing price on the grant date. The fair value per share was deemed to be $10.00 per share (the IPO offering price) by Board resolution. Compensation cost in the amount of $260,000 will be recognized on a straight-line basis over the period ending on the first anniversary of the grant date.

For the three-month and nine-month periods ended September 30, 2011, stock compensation expense for these grants was $65,534 and $127,507 respectively, and is included in other income and expense on the consolidated statement of operations. Unrecognized compensation expense for this restricted stock grant was $132,493 and all 26,000 unvested shares were outstanding at September 30, 2011.

Directors’ Stock Grants

On May 5, 2011, the Company granted 1,872 shares of Common Stock to its non-employee board members, in payment of their meeting fees. The per-share fair value of this immediate-vesting award was $9.62 and the total compensation cost of $18,009 was recorded in full at that date.

On August 4, 2011, the Company granted 1,500 shares of Common Stock to its non-employee board members, in payment of their meeting fees. The per-share fair value of this immediate-vesting award was $7.99 and the total compensation cost of $11,985 was recorded in full at that date.

Warrant

On March 31, 2011, as partial compensation for services rendered for the IPO, the Company issued to International Assets Advisory, LLC (“IAA”) a warrant to purchase up to 150,000 shares of the Company’s Common Stock. The exercise price is $12.50 per share, which is 125% of the gross IPO price of $10.00 per share. The warrant became exercisable as of September 28, 2011 and expires on March 31, 2015.

The Company calculated the per-share fair value of the warrant using the Black-Scholes method. The underlying valuation assumptions were:

Dividend yield	5.0%
Expected volatility	62.69%
Risk-free interest rate	1.765%
Expected option term (years)	4

The expected dividend yield assumption was derived from the Company’s gross IPO price per share and its projected future quarterly dividend payments of $0.125 per share. On May 5, 2011, the Company declared a dividend of $0.125 per share payable to shareholders of record as of June 30, 2011.

Since the Company has a limited amount of operating history in the public equity market, the expected volatility assumption was derived from the observed historical volatility of the Common Stock prices of a select group of peer companies within the REIT industry that most closely approximate the Company’s size, capitalization, leverage, line of business and geographic focus markets.

The risk-free rate assumption was obtained from the treasury constant maturities nominal yield table obtained from the Federal Reserve, interpolated between the three-year and five-year yield percentages on U. S. Treasury securities on March 31, 2011.

The expected term assumption of 4 years is equal to the contractual term of the instrument. The fair value of the warrant was calculated to be $462,330 ($3.08 per share) and, since all service conditions had been met as of the date of issuance, was recorded in full at March 31, 2011 as an increase in the deferred offering costs on the consolidated balance sheet and an increase in additional paid-in capital. Subsequent to the closing of the IPO, these deferred offering costs were removed from the consolidated balance sheet and charged against stockholders’ equity.

The warrant is exercisable, at IAA’s option, in whole or in part, by either payment of the aggregate exercise price for the number of shares exercised, plus applicable transfer taxes, or by a cashless net share settlement. Upon exercise of the warrant, shares of Common Stock will be issued from authorized but unissued Common Stock.

Debt	9 Months Ended
Sep. 30, 2011
Debt

10. Debt

Note Payable

On September 2, 2010, the Company borrowed $465,050 from WOF through the issuance of a promissory note. The note had an interest rate of 4.25% per annum and had a maturity date of April 30, 2011. The proceeds were used to reimburse for organizational, offering, acquisition and due diligence expenses. On April 5, 2011, the Company paid off this note in conjunction with the closing of the IPO and the private placement with WOF. For the nine-month period ended September 30, 2011, the Company incurred interest on this note of $5,090.

Mortgage Notes Payable

The Company partially financed the acquisitions of Stone Rise, Summit Crossing and Trail Creek with non-recourse mortgage notes collateralized only by the associated real estate assets for each community. Each mortgage requires payments of interest only from the dates of closing through May 1, 2014, then principal and interest are due on a 30-year amortization schedule through May 1, 2018, the date of maturity of each instrument.

				Interest expense
	Acquisition date	Principal balance at September 30, 2011	Interest rate	Three months ended September 30, 2011	From acquisition dates through September 30, 2011
Stone Rise	4/15/2011	$19,500,000	1 month LIBOR + 2.77%	$147,962	$270,309
Summit Crossing	4/21/2011	20,862,000	Fixed 4.71%	251,109	444,900
Trail Creek	4/29/2011	15,275,000	1 month LIBOR + 2.80%	117,075	197,291
Total		$55,637,000		$516,146	$912,500

Variable monthly interest rates are capped at 7.25% and 6.85% for Stone Rise and Trail Creek, respectively. LIBOR was 0.239% on September 30, 2011. Based upon this rate, the Company’s estimated future principal payments due on its debt instruments as of September 30, 2011 were:

Remainder of 2011	$—
2012	—
2013	—
2014	606,576
2015	1,069,439
thereafter	53,960,985
Total	$55,637,000

Income Taxes	9 Months Ended
Sep. 30, 2011
Income Taxes

11. Income Taxes

The Company intends to elect to be taxed as a REIT effective January 1, 2011, and therefore, the Company will not be subject to federal and state income taxes after this effective date. The election will be made in early 2012 with the filing of the REIT’s December 31, 2011 federal tax return. For the period preceding this election date, the Company’s operations resulted in a tax loss. As of December 31, 2010, the Company had deferred federal and state tax assets totaling approximately $298,100, none of which were based upon tax positions deemed to be uncertain. Since these deferred tax assets will most likely not be used once the Company elects REIT status, management has determined that a 100% valuation allowance is appropriate for the period ended September 30, 2011.

Commitments and Contingencies	9 Months Ended
Sep. 30, 2011
Commitments and Contingencies

12. Commitments and Contingencies

The Company is not currently subject to any known material commitments or contingencies from its business operations, nor any material known or threatened litigation.

Loss Per Share	9 Months Ended
Sep. 30, 2011
Loss Per Share

13. Loss Per Share

The following is a reconciliation of weighted average basic and diluted shares outstanding used in the calculation of loss per share of Common Stock:

	Three months ended:		Nine months ended:
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Numerator:
Consolidated net loss	$(2,900,704)	$(332,555)	$(7,314,552)	$(332,555)
Net loss attributable to non-controlling interests	—	—	—	—
Earnings attributable to unvested restricted shares (See Note A below)	(3,250)	—	(6,500)	—
Net loss attributable to Company	$(2,903,954)	$(332,555)	$(7,321,052)	$(332,555)
Denominator:
Weighted average number of shares of Common Stock – basic	5,146,845	36,666	3,375,384	33,308
Effect of dilutive securities:
Warrant (See Note B below)	—	—	—	—
Weighted average number of shares of Common Stock – diluted	5,146,845	36,666	3,375,384	33,308
Loss per weighted average share – basic and diluted	$(0.56)	$(9.07)	$(2.17)	$(9.98)

(A)	The Company’s unvested restricted share awards contain non forfeitable rights to distributions or distribution equivalents. The impact of the unvested restricted share awards on earnings per share has been calculated using the two-class method whereby earnings are allocated to the unvested restricted share awards based on dividends declared and the unvested restricted shares’ participation rights in undistributed earnings. Given the Company has incurred net losses to date the cumulative dividends declared as of September 30, 2011 are adjusted in determining the calculation of loss per share of Common Stock since the unvested restricted share awards are defined as participating securities.
(B)	Potential dilution from 150,000 shares of Common Stock that would be outstanding due to the hypothetical exercise of a warrant issued by the Company on March 31, 2011 was excluded from the diluted shares calculation because the effect was antidilutive.

Pro Forma Financial Information	9 Months Ended
Sep. 30, 2011
Pro Forma Financial Information

14. Pro Forma Financial Information

Contributions of revenues and earnings by the acquisitions of Stone Rise, Summit Crossing, and Trail Creek to the Company’s results of operations from the dates of acquisition (April 15, 2011, April 21, 2011 and April 29, 2011 for Stone Rise, Summit Crossing and Trail Creek, respectively) through September 30, 2011 were:

	Stone Rise	Summit Crossing	Trail Creek	Total
Revenues	$1,594,718	$1,656,129	$1,135,224	$4,386,071
Depreciation and amortization expense	2,127,046	2,560,988	1,735,886	6,423,920
Other expenses	893,480	1,031,635	655,933	2,581,048
Net loss	$(1,425,808)	$(1,936,494)	$(1,256,595)	$(4,618,897)

The Company’s condensed pro forma financial results, assuming the acquisitions of Stone Rise, Summit Crossing, and Trail Creek were hypothetically completed on January 1, 2010 were:

	Three months ended:		Nine months ended:
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Pro forma:
Revenue	$2,633,628	$2,338,867	$7,442,678	$6,666,985
Amortization of intangibles	—	(310,986)	—	(5,537,067)
Depreciation expense	(726,658)	(1,007,756)	(2,472,468)	(2,972,115)
Acquisition costs	(18,272)	(59,744)	(811,932)	(1,047,733)
Organization costs	—	—	(94,372)	(150,804)
Property operating expenses	(1,060,675)	(1,037,501)	(3,036,288)	(2,944,196)
Other expenses	(831,653)	(742,589)	(2,388,676)	(2,241,375)
Net loss	$(3,630)	$(819,709)	$(1,361,058)	$(8,226,305)
Pro forma basic and diluted loss per share	$(0.00)	$(0.19)	$(0.28)	$(1.94)
Pro Forma weighted average outstanding shares, basic and diluted	4,851,386	4,248,569	4,849,909	4,248,569

Since the Company commenced operations with its IPO on April 5, 2011, pro forma adjustments have been made to corporate general and administrative expenses for the nine-month periods ended September 30, 2011 and 2010. These pro forma results are not necessarily indicative of what historical performance would have been had these business combinations been effective January 1, 2010, nor should they be interpreted as expectations of future results.

Fair Values of Financial Instruments	9 Months Ended
Sep. 30, 2011
Fair Values of Financial Instruments

15. Fair Values of Financial Instruments

Fair value is defined as the price at which an asset or liability is exchanged between market participants in an orderly transaction at the reporting date. The Company’s cash equivalents, accounts receivable and payables and accrued expenses all approximate fair value due to their short term nature. The Company does not have any assets or liabilities measured at fair value on a recurring basis.

The following table provides disclosure on the fair value of the Company’s other financial instruments, which include mortgage notes collateralized only by the three acquired apartment communities, and the real estate loan investment:

			Fair value measurements using fair value hierarchy
	Carrying value	Fair Value	Level 1	Level 2	Level 3
Financial Assets:
Real estate related loan	$6,000,000	$6,000,000	$—	$—	$6,000,000
Financial Liabilities:
Mortgage notes payable	$55,637,000	$56,761,783	$—	$—	$56,761,783

The fair values of these instruments were calculated using discounted cash flow valuation methodologies and are based upon unobservable (Level 3) assumption inputs, which included fixed-rate yield index data and spread quotes as of September 30, 2011.